UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2005

HICKORY TECH CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

221 East Hickory Street, P.O. Box 3248, Mankato, MN		56002-3248
(Address of principal executive offices)		(Zip Code)

(800) 326-5789

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Financial Statements of Enventis Telecom, Inc. – September 30, 2005 and 2004
Pro Forma Financial Information

Preliminary Note.

This Form 8-K/A amends the Form 8-K filed Hickory Tech Corporation (the “Company”) on January 5, 2006 (the “Original 8-K”), announcing the completion of the acquisition of Enventis Telecom Inc. (“Enventis”) on December 30, 2005.  The purpose of this Form 8-K/A is to file as part of the Original 8-K the audited financial statements of Enventis as of December 31, 2004, the unaudited financial statements of Enventis as of September 30, 2005 and the nine month period ended September 30, 2005 and the Company’s unaudited pro forma combined condensed financial statements for the nine months ended September 30, 2005 and for the year ended December 31, 2004, for which pro forma statements reflect the pro forma effects of the acquisition of Enventis by the Company.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Enventis Telecom, Inc. — December 31, 2004

The following financial statements of Enventis are being filed with this report as Exhibit 99.2:

Report of Independent Auditors

Balance Sheet as of December 31, 2004

Statement of Operations for the year ended December 31, 2004

Statement of Cash Flows for the year ended December 31, 2004

Statement of Stockholder’s Equity for the year ended December 31, 2004

Notes to Financial Statements

Financial Statements of Enventis Telecom, Inc. — September 30, 2005 and 2004 (unaudited)

The following financial statements of Enventis are being filed with this report as Exhibit 99.3:

Balance Sheet as of September 30, 2005 (unaudited)

Statement of Operations for the nine months ended September 30, 2005 and 2004 (unaudited)

Statement of Cash Flows for the nine months ended September 30, 2005 and 2004 (unaudited)

Notes to Financial Statements (unaudited)

(b)          Unaudited Pro Forma Financial Information

The following pro forma financial information is being filed with this report as Exhibit 99.4:

Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2005

Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2004

Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended September 30, 2005

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(c)           The following exhibits are filed or furnished herewith:

2.1                                Stock Purchase Agreement between Hickory Tech Corporation and ALLETE, Inc. dated as of November 9, 2005

2.2                                First Amendment to the Stock Purchase Agreement by and between Hickory Tech Corporation and Minnesota Power Enterprises, Inc., dated December 30, 2005

23                                  Consent of Independent Registered Public Accounting Firm

99.1                         Press Release Dated December 30, 2005 regarding the acquisition of Enventis Telecom, Inc.

99.2                          Financial Statements of Enventis Telecom, Inc. – December 31, 2004

99.3                          Financial Statements of Enventis Telecom, Inc. – September 30, 2005 and 2004 (unaudited)

99.4                          Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 6, 2006

HICKORY TECH CORPORATION

By:	/s/ John E. Duffy
	Name:	John E. Duffy
	Title:	President and Chief Executive Officer

By:	/s/ David A. Christensen
	Name:	David A. Christensen
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing
2.1

Stock Purchase Agreement between Hickory Tech Corporation and ALLETE, Inc. dated as of November 9, 2005 (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request)

Incorporated by Reference to Exhibit 2.1 to the Current Report on Form 8-K dated November 9, 2005.
2.2	First Amendment to the Stock Purchase Agreement by and between Hickory Tech Corporation and Minnesota Power Enterprises, Inc., dated December 30, 2005.	Incorporated by reference from Exhibit 2.1A to the registrant’s Current Report on Form 8-K filed January 05, 2006.
23	Consent of Independent Registered Public Accounting Firm	Filed Electronically
99.1	Press Release dated December 30, 2005 regarding the acquisition of Enventis Telecom, Inc.	Incorporated by Reference to Exhibit 99.1 to the Current Report on Form 8-K dated December 30, 2005.
99.2	Financial Statements of Enventis Telecom, Inc. — December 31, 2004	Filed Electronically
99.3	Financial Statements of Enventis Telecom, Inc. — September 30, 2005 and 2004 (unaudited)	Filed Electronically
99.4	Pro Forma Financial Information	Filed Electronically